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                                                               EXHIBIT 10.30.12

                             AMENDMENT NUMBER TWELVE
                                       TO
                          THIRD PARTY PLEDGE AGREEMENT


         THIS AMENDMENT NUMBER TWELVE TO THIRD PARTY PLEDGE AGREEMENT (the "Amendment") is made and entered into as of the 6th day of May, 1997, by and between SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership ("Secured Party"); and ROBERT A. ALTER ("Alter") and CHARLES L. BIEDERMAN ("Biederman; and together with Alter, "Pledgor").

                  WHEREAS, the undersigned are parties to that certain Third Party Pledge Agreement entered into as of August 16, 1995, as amended (the "Agreement"); and

                  WHEREAS, the undersigned desire to amend the Agreement in order to reflect the purchase of the Fountain Suites Hotel in Sacramento, California (the "Hotel") and the execution of the Lease Agreement for such Hotel.

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. For purposes of this Amendment, all capitalized terms used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

         2. UNITS PLEDGED. In order to secure the lien of the pledge in favor of Secured Party in the Units pledged to secure the Lease Agreement for the Hotel, Exhibit A to the Agreement is hereby amended and restated in its entirety to read in full as attached hereto as Exhibit A.

         3. FORCE AND EFFECT. Except to the extent modified by this Amendment, all of the terms and provisions of the Agreement shall be unaffected and shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with the Agreement.


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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.


                                             PLEDGOR

                                             /s/ ROBERT A. ALTER
                                             ------------------------
                                                 Robert A. Alter

                                             /s/ CHARLES L. BIEDERMAN
                                             ------------------------
                                                 Charles L. Biederman


                                             SECURED PARTY

                                             SUNSTONE HOTEL INVESTORS, L.P.
                                             a Delaware limited partnership


                                             By: Sunstone Hotel Investors, Inc.
                                                 a Maryland corporation,
                                                 Its General Partner


                                                 By: /s/ ROBERT A. ALTER
                                                    -----------------------
                                                         Robert A. Alter
                                                         Its: President

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                                    EXHIBIT A

                       Percentage Leases & Pledge of Units




                                                           NUMBER OF               THIRD
PERCENTAGE                        FOUR MONTHS           ALLOCABLE UNITS         ANNIVERSARY         INITIALS
LEASE                              BASE RENT                PLEDGED                DATE             OF PLEDGOR
----------                        -----------           ---------------       ---------------       ----------
Hampton Inn -                       $188,750                19,868            August 16, 1998       CLB/RAA
  Denver S.E., CO
Hampton Inn -                       $150,000                15,790            August 16, 1998       CLB/RAA
  Pueblo, CO
Courtyard by Marriott -             $135,000                14,211            August 16, 1998       CLB/RAA
  Fresno, CA
Hampton Inn -                       $158,667                16,702            August 16, 1998       CLB/RAA
  Mesa, AZ
Holiday Inn -                       $125,000                13,158            August 16, 1998       CLB/RAA
  Steamboat Springs,CO
Holiday Inn -                       $142,000                14,947            August 16, 1998       CLB/RAA
   Craig, CO
Holiday Inn -                       $ 53,333                 5,614            August 16, 1998       CLB/RAA
  Provo, UT
Hampton Inn -                       $161,000                16,947            August 16, 1998       CLB/RAA
  Silverthorne, CO
Best Western -                      $220,000                23,158            August 16, 1998       CLB/RAA
  Santa Fe, NM
Hampton Inn -                       $132,000                13,895            August 16, 1998       CLB/RAA
  Arcadia, CA
Hampton Inn -                       $139,333                13,933            December 13, 1998     CLB/RAA
  Oakland, CA
Cypress Inn -                       $189,000                17,182            February 2, 1999      CLB/RAA
  Kent, WA
Cypress Inn -                       $107,917                 9,811            February 2, 1999      CLB/RAA
  Poulsbo, WA
Cypress Inn -                       $145,667                13,242            February 2, 1999      CLB/RAA
  Clackamas, WA
Cypress Inn -                       $121,000                11,000            February 2, 1999      CLB/RAA
  Portland, OR



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
                                                           NUMBER OF               THIRD
PERCENTAGE                        FOUR MONTHS           ALLOCABLE UNITS         ANNIVERSARY         INITIALS
LEASE                              BASE RENT                PLEDGED                DATE             OF PLEDGOR
----------                        -----------           ---------------       ---------------       ----------
Courtyard By Marriott -              $142,000                14,025            April 1, 1999        CLB/RAA
  Riverside, CA
Holiday Inn Select -                 $270,000                24,828            June 28, 1999        CLB/RAA
  Renton, WA
Comfort Suites -                     $240,000                24,615            August 13, 1999      CLB/RAA
  So. San Francisco, CA
Days Inn -                           $ 90,000                 9,231            August 13, 1999      CLB/RAA
  Price, UT
Residence Inn -                      $100,000                 9,524            September 20, 1999   CLB/RAA
  Highlands Ranch, CO
Holiday Inn -                        $100,000                 9,090            October 29, 1999     CLB/RAA
  Flagstaff, AZ
Holiday Inn -                        $268,666                24,424            October 29, 1999     CLB/RAA
  Mesa, AZ
Hampton Inn -                        $115,400                10,455            October 29, 1999     CLB/RAA
  Tucson, AZ
Radisson Suite -                     $363,400                29,665            December 19, 1999    CLB/RAA
  Oxnard, CA
Ramada Hotel -                       $335,530                25,810            January 17, 2000     CLB/RAA
  Cypress, CA
Holiday Inn Harbor View -            $289,033                22,233            January 17, 2000     CLB/RAA
  San Diego, CA
Hawthorn Suites -                    $367,533                26,479            March 10, 2000       CLB/RAA
  Kent, WA
Holiday Inn -                        $501,992                38,232            March 31, 2000       CLB/RAA
  La Mirada, CA
Fountain Suites -                    $528,900                39,529            May 6, 2000          CLB/RAA
  Sacramento, CA
COMBINED TOTALS:                   $5,881,121               527,598


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